UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

EngageSmart, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders of EngageSmart, Inc. (“the Company”) with a definitive proxy statement and a transaction statement on Schedule 13E-3 related to a proposed transaction in which Icefall Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of Icefall Parent, LLC, an affiliate of Vista Equity Partners (“Parent”), will be merged with and into the Company, with the Company being the surviving corporation and continuing as an indirect wholly owned subsidiary of Parent (the “Transaction”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated October 23, 2023, among the Company, Parent and Merger Sub.

This Schedule 14A filing consists of the following documents relating to the Proposed Transaction:

•	FAQ distributed by the Company to employees on October 23, 2023

•	LinkedIn post published by the Company on October 23, 2023

•	Email to employees from Robert Bennett October 23, 2023

*    *    *

Cautionary Statement Regarding Forward-Looking Statements

This Schedule 14A includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the Transaction, including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the ability of affiliates of Vista to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (iii) potential litigation relating to the Transaction that could be instituted against Vista, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC; and (xviii) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the Transaction, the Company will file with the SEC a Proxy Statement, the definitive version of which will be sent or provided to Company stockholders. The Company and affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The Company may also file other documents with the SEC regarding the Transaction. This Schedule 14A is not a substitute for the Proxy Statement, the Schedule 13E-3 or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement, Schedule 13E-3 (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s website at www.investors.EngageSmart.com or by contacting the Company’s Investor Relations Team at IR@engagesmart.com.

The Transaction will be implemented solely pursuant to the Merger Agreement dated as of October 23, 2023, among the Company, Parent, and Merger Sub, which contains the full terms and conditions of the Transaction.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the Transaction (if and when they become available). Information relating to the foregoing can also be found in the Company’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 5, 2023 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on the Company’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

ESMT Transaction Team Member FAQ

•	What was announced today?

•	We announced that we have entered into a definitive agreement to be acquired by an affiliate of Vista Equity Partners (Vista) in an all-cash transaction valued at approximately $4.0 billion.

•	We are also pleased that General Atlantic, who made their initial investment in our business in 2019, will remain a minority shareholder.

•	Upon completion of the transaction, affiliates of Vista will hold approximately 65% and affiliates of General Atlantic will hold approximately 35% of the outstanding equity.

•

EngageSmart stockholders will receive $23.00 per share in cash upon completion of the proposed transaction, representing a 30% premium to the 30-Day Unaffected Volume-Weighted Average Price (VWAP) ending on October 4, 2023.

•	We expect the transaction to close, subject to customary approvals, in the first quarter of 2024.

•	Why did EngageSmart enter into this transaction?

•

The purchase price represents certain and substantial cash value at a very attractive premium that recognizes EngageSmart’s vertical domain expertise in SaaS and our high-quality solutions across the SMB and Enterprise segments.

•

We believe this transaction will provide us with the additional flexibility, expertise and support needed to continue to drive growth while providing even more powerful, innovative and seamless solutions for our customers.

•	Our investors recognize the significant opportunities ahead for us and look forward to working closely with us to build on our positive momentum.

•	Who is Vista Equity Partners?

•

Vista was founded in 2000 and is a leading global technology investor that has worked with hundreds of enterprise software companies at all ends of the market to grow and scale their businesses. Vista’s team of investors, operators, technologists and entrepreneurs understand the unique challenges and opportunities of enterprise software companies like no other investor and we look forward to partnering with them to accelerate our growth trajectory.

•

Collectively, Vista’s companies make up one of the largest software companies in the world by revenue and headcount, meaning we are joining an ecosystem that provides access to a vast community of resources, peers and practice experts across product and technology excellence, go-to-market strategy, talent leadership and business operations who can help support company leadership as we work to accelerate our success.

•	You can learn more about the firm by visiting their website at www.vistaequitypartners.com.

•	What will be the dynamic of having two private equity firms owning our company – Vista Equity Partners and General Atlantic?

•

General Atlantic has been a supportive investor and partner for many years. With this transaction, we will now have two experienced software and technology partners that are eager to build on EngageSmart’s momentum to provide even more powerful, innovative and seamless solutions for customers.

•	From a team member perspective, nothing is changing today. Our focus remains on delivering the highest level of product and service for our customers.

•	How will the transaction impact EngageSmart team members?

•	We are confident that this transaction is a positive outcome for all EngageSmart stakeholders, including our team members.

•

Vista is an experienced partner with deep software and technology knowledge that shares our goals for growth and can provide us with additional resources to realize them. This transaction is about creating an even stronger business that we expect will result in exciting career development opportunities for many team members.

•

It is important to remember that the announcement is just the first step toward completing this transaction, and it is business as usual at EngageSmart. We are relying on you to stay focused on your day-to-day responsibilities and to continue serving our customers as you always have.

•	We will keep you informed of developments as we move toward completing the transaction in the weeks and months ahead.

•	Will there be there be any layoffs or relocations as a result of the transaction? Will any offices close?

•	Our people are an important part of our success, and Vista recognizes the talent that has helped EngageSmart realize our important business milestones.

•	We will continue to invest in talent and align resources with the needs of the Company, just as we do today.

•	Importantly, our commitment to being as transparent as we can with you remains a priority for EngageSmart.

•	To the extent there are any changes, we will inform you, as appropriate.

•	Will there be changes to reporting relationships as a result of the transaction?

•	Through the transaction closing, roles, reporting relationships and responsibilities are expected to continue as usual.

•	Our solutions will continue to be organized into the Enterprise and SMB segments, supported by our Corporate Shared Services.

•	Will this transaction have any impact on team member benefits and compensation?

•	Until the transaction closes, we will operate under our current compensation and benefit programs.

•	As we will no longer have publicly traded stock following the completion of the transaction, we do expect to make some adjustments to our long-term incentive compensation approach.

•	To the extent there are any changes, we would inform you in advance with detailed communications.

•	Will there be any changes to year-end bonuses?

•	Until the transaction closes, we are continuing to operate under our current compensation and benefits programs.

•	What happens to the Employee Stock Purchase Plan (ESPP)?

•	The Employee Stock Purchase Plan will be suspended, effective following the end of the upcoming purchase period. As a result, there will be no new offering periods under the ESPP.

•	Upon closing, EngageSmart shares will be cancelled and entitled to receive $23.00 per share in cash.

•	Between now and the end of the current purchase period, no team member will be allowed to increase his or her payroll deduction elections under the ESPP.

•	What happens to equity awards that have been granted, but are unvested as of the closing?

•

Outstanding options to purchase shares of EngageSmart that are vested, or that vest as a result of the consummation of the transactions, will be converted into the right to receive a cash payment based on the “spread” value (if any) of such options based on $23.00.

•	Outstanding options under the Amended and Restated 2015 Stock Option Plan will vest as a result of the consummation of the transactions and treated this way.

•

Outstanding RSUs that are vested (but not yet settled), or that vest as a result of the consummation of the transactions, will be converted into the right to receive a cash payment equal to the total number of shares subject to such RSUs multiplied by $23.00.

•	Outstanding RSUs that are not addressed above will generally be converted into cash-based awards, subject to the same vesting terms and conditions as the corresponding RSUs.

•	Until close, we remain a public company, and equity that has been granted but is currently unvested will continue to vest on its normal vesting schedule.

•	When the transaction closes, details regarding any unvested equity will be provided.

•	More information with respect to these details will be determined and communicated to you as they are finalized.

•	Will I continue to be subject to trading windows?

•	Yes. Since we will continue to operate as a public company until closing of the transaction, all trading windows will still apply.

•	What does it mean to be a private company? Does this mean we are a private company today?

•	The shares and other securities of private companies are not publicly traded.

•

When the transaction closes, which we expect to occur in the first quarter of 2024, EngageSmart’s common stock will no longer be listed on NYSE, and each EngageSmart stockholder will be entitled to receive $23.00 in cash for each share of EngageSmart stock that they own.

•	Upon completion of the transaction, affiliates of Vista will hold approximately 65% and affiliates of General Atlantic will hold approximately 35% of the outstanding equity.

•	That said, today’s announcement is just the first step in a process. There are still a number of customary closing conditions that must be satisfied before the transaction is complete.

•

Until then, we will remain an independent, publicly traded company, and it is business as usual at EngageSmart. We have always been a customer-focused organization, and we are relying on you to stay focused on your day-to-day responsibilities and to continue serving our Enterprise and SMB customers as you always have.

•	Are there differences we will notice as a private company? Does this transaction change EngageSmart’s strategy?

•	This transaction does not change our strategy or the key initiatives we currently have underway.

•	As a team, we’ll remain dedicated to our customers and helping them to be successful.

•	As we enter the next chapter for our company, Vista is the ideal partner to advance our current growth strategy.

•

This transaction is a testament to the achievements of you, our valued team members. Great people and innovative products, combined with exceptional customer focus, is what has enabled us to grow and reach this milestone.

•	Is our management team going to change?

•	Our people are an important part of our success, and Vista recognizes the talent that has helped EngageSmart realize our important business milestones.

•	What is the timeline for close of the transaction? What do I need to do between now and close?

•

We expect the transaction to close in the first quarter of 2024, subject to the satisfaction of customary closing conditions including receipt of regulatory approvals, as well as the affirmative vote of the holders of a majority of outstanding shares held by stockholders other than affiliates of General Atlantic and certain officers of EngageSmart.

•	Until then, EngageSmart will continue to be a public company.

•	It is business as usual at EngageSmart, so please stay focused on your day-to-day responsibilities to continue to live our values and help our customers be successful.

•	What should I tell customers about the transaction?

•	If customers have questions, you should assure them that:

•	They remain our #1 priority;

•	It is business as usual;

•	Client contracts and contacts remain the same;

•	Products and support for Enterprise and SMB are the same.

•	It is important that you do not provide any information to customers or partners that EngageSmart has not made publicly available in a press release or SEC filing.

•

All information provided to a customer must be consistent with the information EngageSmart has provided to you. If you have any questions regarding what you should or should not communicate to clients, please contact the legal department.

•	Will there be any changes to the solutions we offer SMB and Enterprise customers?

•	It remains business as usual at EngageSmart. We remain focused on serving our Enterprise and SMB customers with the same set of solutions, helping them to meet their digital engagement needs.

•	This transaction does not change our strategy or the key initiatives we currently have underway.

•	What do I do if I am contacted by the media or other third parties?

•	Per standard company policy, please refrain from commenting on any questions you receive from media or the investment community.

•	It is important that we speak with one voice, and we ask that you please direct any inquiries you receive as follows:

•	Investors: Josh Schmidt at IR@engagesmart.com

•	Media: Alison Durant at adurant@engagesmart.com

•	Enterprise customers: Kevin O’Brien at kobrien@engagesmart.com

•	SMB customers: Jonathan Seltzer at jonathan.s@simplepractice.com

•	When will I receive more information? Who can I go to if I have any questions?

•	If you have any questions, please send them hr@engagesmart.com.

•	We will keep you informed of developments as we move toward completing the transaction in the weeks and months ahead.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed merger of the Company with Vista (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,”

“intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the ability of affiliates of Vista to obtain the necessary financing arrangements set forth in the commitment letter received in connection with the Transaction; (iii) potential litigation relating to the Transaction that could be instituted against Vista, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC; and (xviii) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the proposed transaction between the Company and Vista, the Company will file with the SEC a Proxy Statement, the definitive version of which will be sent or provided to Company stockholders. The Company and affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement, Schedule 13E-3 (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s website at www.investors.EngageSmart.com or by contacting the Company’s Investor Relations Team at ir@engagesmart.com.

The proposed transaction will be implemented solely pursuant to the Merger Agreement dated as of October 23, 2023, among the Company, Icefall Parent, LLC and Icefall Merger Sub, Inc., which contains the full terms and conditions of the proposed transaction.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the Company’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 5, 2023 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on the Company’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

EngageSmart
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We are excited to announce that EngageSmart has entered into an agreement to be acquired by an affiliate of Vista Equity Partners (Vista), a leading global investment firm focused exclusively on enterprise software, data and technology-enabled businesses. The all-cash transaction values EngageSmart at approximately $4.0 billion. Upon completion of the transaction, affiliates of Vista will hold approximately 65% and affiliates of General Atlantic will hold approximately 35% of the outstanding equity.

The transaction recognizes EngageSmart's vertical domain expertise in SaaS and our high-quality solutions across the SMB and Enterprise segments, as well as the hard work of our valued team members. We are excited about EngageSmart's next chapter as a private company, with additional flexibility to allow us to continue investing in innovation and the business to drive growth.

The transaction is expected to close in the first quarter of 2024, subject to customary closing conditions and receipt of customary regulatory approvals.

Learn more, including Important Information for Stockholders:
https://lnkd.in/gwe88kxJ

VISTA
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EngageSmart

11

https://www.linkedin.com/posts/engagesmart_we-are-excited-to-announce-that-engagesmart-activity-

7122193476359786496-P7jA?utm_source=share&utm_medium=member_desktop

EngageSmart Team,

I’m writing to share some exciting news with you that will meaningfully advance our work together and our ability to deliver for customers. We just announced that EngageSmart has entered into a definitive agreement to be acquired by an affiliate of Vista Equity Partners (Vista), in an all-cash transaction valued at approximately $4.0 billion based on a per share price of $23.00 per share. Following the closing of the transaction we will no longer be a public company.

In addition to starting a new partnership with Vista, we will also continue our longstanding relationship with General Atlantic, which will remain a minority owner in EngageSmart.

The transaction, which was negotiated by a Special Committee of our Board of Directors and unanimously approved by the Board, is expected to close in the first quarter of 2024, subject to customary closing conditions, as well as the affirmative vote of the holders of a majority of the outstanding shares of EngageSmart’s common stock held by stockholders other than affiliates of General Atlantic and certain officers of EngageSmart.

How we got here, and how EngageSmart is positioned for the future

More than anything, what I see reflected in today’s announcement is the value of the tremendous work we have accomplished together to make EngageSmart a leading platform with a track record of growth and profitability. We are entering into this transaction from a position of strength. Vista recognizes our vertical domain expertise in SaaS and the high-quality solutions we provide across our Enterprise and SMB segments.

Getting to this moment is only possible because of the hard work of every single member of the EngageSmart team. We have built an amazing business by putting our customers at the center of everything we do. To do that right requires a clear strategic focus and a solid business model. But that is table stakes. Above all else, it requires great people dedicated to a culture of growth and innovation. Vista understands this has always been our formula for success, and I know we are entering this next chapter in a spirit of partnership.

In Vista and General Atlantic, we have two highly experienced software and technology partners on board, with a focus on keeping up our positive momentum and unique culture. Moving forward, we can continue investing in innovation and people to drive our growth.

What this means for you and our customers

While we will be changing our ownership structure, this transaction does not change our strategy or the key initiatives we currently have underway. This is about creating an even stronger business that we expect will result in exciting career development opportunities for many team members.

Please know that nothing is changing today. Our focus remains on delivering superior products, innovation, and service to our customers. It is important to remember that the announcement is just the first step toward completing this transaction, and it is business as usual at EngageSmart.

As a team, we must remain dedicated to our customers and helping them to be successful.

Committed to keeping you informed – Town Hall meeting and FAQ later today

We anticipate that team members will have questions, so we will be sharing an FAQ with more information shortly. You will have plenty of opportunities to speak to our leadership team about today’s announcement.

I also want to spend time sharing more thoughts and details on today’s announcement and why I am so excited about it. Please join me for a Town Hall meeting later today – you can expect an invitation in your inbox shortly. I encourage everyone who can to attend.

Thank you, and let’s continue to deliver for our customers!

Thank you for the commitment you make every day to our company, our customers and one another. Please join me in focusing on our day-to-day responsibilities and continue serving our Enterprise and SMB customers as you always have.

We have a lot to be proud of as we work together in the weeks and months ahead.

Sincerely,

Bob

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed merger of EngageSmart, Inc. (the “Company”) with an affiliate of Vista (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the ability of affiliates of Vista to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (iii) potential litigation relating to the Transaction that could be instituted against Vista, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC; and (xviii) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the proposed transaction between the Company and Vista, the Company will file with the SEC a Proxy Statement, the definitive version of which will be sent or provided to Company stockholders. The Company and affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement, Schedule 13E-3 (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s website at www.investors.EngageSmart.com or by contacting the Company’s Investor Relations Team at IR@engagesmart.com.

The proposed transaction will be implemented solely pursuant to the Merger Agreement dated as of October 23, 2023, among the Company, Icefall Parent, LLC and Icefall Merger Sub, Inc., which contains the full terms and conditions of the proposed transaction.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the Company’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 5, 2023 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on the Company’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.